UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 2019

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
Launch and Pricing of Notes
On September 11, 2019, Expedia Group, Inc. (“Expedia Group” or the “Company”), entered into an agreement which will result in the private placement of $1.25 billion of unsecured 3.25% senior notes due 2030 (the “Notes”). The Notes will be issued at a price of 99.225% of the aggregate principal amount. The Notes will be guaranteed by certain subsidiaries of Expedia Group. Expedia Group expects to use the net proceeds from the private placement of the Notes for general corporate purposes, which may include, but is not limited to, (i) repayment, prepayment, redemption or repurchase of indebtedness of Expedia Group or its consolidated subsidiaries (including the subsidiary guarantors) and (ii) working capital, capital expenditures and acquisitions. General corporate purposes may also include, without limitation, dividends, stock repurchases, investments and advances to or other investments in Expedia Group’s subsidiaries. The private placement of the Notes is expected to close on September 19, 2019. The closing is subject to customary closing conditions, and there can be no assurance that the issuance and sale of the Notes will be consummated.
On September 11, 2019, the Company issued a press release announcing the pricing of the private offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.
The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “ Securities Act ”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
This notice does not constitute an offer to sell or a solicitation for an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, Part I, ITEM 1A, “Risk Factors”, as well as those discussed elsewhere in this Current Report on Form 8-K. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; risks related to our dynamic industry; changes in search engine algorithms and dynamics or other traffic-generating arrangements; our business’ dependence on our relationships with travel suppliers and travel distribution partners; declines or disruptions in the travel industry; our reliance on the value of our brands and the increasing costs of maintaining and enhancing our brand awareness; risks related to payments and fraud; risks related to our acquisitions, investments or significant commercial arrangements; risks relating to our international operations; our reliance on various business partners and third-parties for many systems and services; our reliance on the performance of highly-skilled personnel and our potential failure to retain or motivate key personnel or hire, retain and motivate qualified personnel; regulatory risks related to our alternative accommodations business; our potential failure to comply with current laws, rules and regulations, or potential changes to such laws, rules and regulations and other legal uncertainties; application of existing tax laws, rules or regulations; enactment of legislation implementing changes in taxation of international business activities, adoption of other corporate tax reform policies or changes in tax legislation or policies; unfavorable outcomes in legal proceedings to which we are a party; risks relating to the copying or use of our intellectual property and proprietary information by others, including potential competitors; our reliance on information technology to operate our business and maintain our competitiveness and risks related to our potential failure to invest in and adapt to technological developments or industry trends; system interruption, security breaches and lack of redundancy in our information systems; our failure to comply with governmental regulation and other legal obligations related to our processing, storage and use of personal information, payment card information and other consumer data; compliance with privacy regulations; fluctuations in foreign exchange rates; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary or desirable; risks related to our significant indebtedness; various counterparty risks; changes in control of the Company; actual or potential management and director conflicts of interest; as well as other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2018, subsequent quarterly reports on Form 10-Q, this Current Report on Form 8-K or other current reports on Form 8-K.
Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur. Accordingly, you should not place undue reliance on those statements. We are not under any obligation, and do not intend, to publicly or otherwise update, review or revise any forward-looking statement or other statement in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this Current Report on Form 8-K and in our reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operation.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 11, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.
Dated: September 11, 2019	By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary